UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021 (October 28, 2021)

THE NEW IRELAND FUND, INC.
(Exact Name of Registrant as Specified in Charter)

MARYLAND	811-05984	23‐2594503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Boston Place
201 Washington St., 36th Floor
Boston, Massachusetts 02108
(Address of principal executive offices, including zip code)

(800) 468-6475
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The Board of Directors (the “Board”) of The New Ireland Fund, Inc., a Maryland corporation (the “Fund”), has adopted resolutions to cause the Fund to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”) and approved amending the Amended and Restated Bylaws of the Fund to reflect the Fund's election to be subject to the MCSAA, effective October 28, 2021. A copy of the amendment to the Amended and Restated Bylaws is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of The New Ireland Fund, Inc., effective as of October 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW IRELAND FUND, INC.

By:	/S/DERVAL MURRAY
Name:	Derval Murray
Title:	Secretary

DATE: October 28, 2021

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Amended and Restated Bylaws of The New Ireland Fund, Inc., effective as of October 28, 2021